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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): February 16, 2001


                       UNITED DOMINION INDUSTRIES LIMITED
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             (Exact Name of Registrant as Specified in its Charter)




              Canada                     1-8585                  98-0125322
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(State or Other Jurisdiction    (Commission File Number)      (I.R.S. Employer
        of Incorporation)                                    Identification No.)


                           2300 One First Union Center
                      Charlotte, North Carolina 28202-6039
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                    (Address of Principal Executive Offices)
                                   (Zip Code)


                                 (704) 347-6800
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              (Registrant's Telephone Number, Including Area Code)


                                 Not Applicable
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              (Former name or address, if changed from last report)

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Item 4.  Changes in Registrant's Certifying Accountant.

         (a)      Previous Independent Accountants

         On February 16, 2001, the Board of Directors of United Dominion Industries Limited (the "Company"), upon the recommendation of the Audit Committee, confirmed the selection of new independent auditors to audit the Company's financial statements for the year ending December 31, 2001, subject to approval by shareholders at the Company's annual meeting in April 2001.

         The reports of KPMG LLP ("KPMG") on the consolidated financial statements of the Company for the years ended December 31, 2000 and 1999 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle.

         In connection with the audits of the Company's consolidated financial statements for the years ended December 31, 2000 and 1999 and during the subsequent interim period since January 1, 2001, there were no disagreements with KPMG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of KPMG would have caused them to make reference thereto in their report on the consolidated financial statements of the Company for the years ended December 31, 2000 and 1999.

         During the years ended December 31, 2000 and 1999 and during the subsequent interim period since January 1, 2001, there have been no reportable events (as defined in Regulation S-K Item 304(a)(1)(v)).

         The Company has requested that KPMG furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the statements included in this Item 4(a), and will file a copy of such letter by amendment to this Report.

         (b)      New Independent Accountants

         Upon the recommendation of the Audit Committee, effective January 1, 2001, management notified Ernst & Young LLP ("E&Y") of the Company's decision to engage E&Y as the Company's new independent auditors to audit the Company's financial statements for the year ending December 31, 2001, subject to Board approval (which was obtained February 16, 2001) and subject to approval by shareholders at the Company's annual meeting in April 2001. During the last two fiscal years, the Company has not consulted with E&Y regarding any of the matters or events set forth in Regulation S-K, Item 304(a)(2)(i) or (ii).

Item 7.  Financial Statements and Exhibits.

         (a)      Not applicable.

         (b)      Not applicable.

         (c)      Not applicable.


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                                   SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  February 23, 2001

                           UNITED DOMINION INDUSTRIES LIMITED


                           By: /s/ William Dries
                               -------------------------------------------------
                               William Dries
                               Senior Vice President and Chief Financial Officer


                           By: /s/  Richard L. Magee
                               -------------------------------------------------
                               Richard L. Magee
                               Senior Vice President and Secretary



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